Sub-Adviser,AllianceBernstein L.P.
Fund Name,PFI SmallCap Growth Fund I
Issuer,Alder Biopharmaceuticals
Date of Purchase,01/08/2015
Underwriter From Whom Purchased,Credit Suisse
Affiliated/Principal Underwriter of Syndicate,
"Sanford C. Bernstein & Co., LLC"
Purchase Price, $29.50
Aggregate % of Issue Purchased by the Firm,11%
"Commission, Spread or Profit",1.77
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,AllianceBernstein L.P.
Fund Name,PFI SmallCap Growth Fund I
Issuer,"Spark Therapeutics, Inc"
Date of Purchase,01/30/2015
Underwriter From Whom Purchased,Credit Suisse
Affiliated/Principal Underwriter of Syndicate,
"Sanford C. Bernstein & Co., LLC"
Purchase Price, $23.00
Aggregate % of Issue Purchased by the Firm,2.86%
"Commission, Spread or Profit",1.61
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,Goldman Sachs Asset Management
Fund Name,PFI MidCap Value Fund I
Issuer,Citizens Financial Group Inc
Date of Purchase,03/25/2015
Underwriter From Whom Purchased,Morgan Stanley &
Co. LLC
Affiliated/Principal Underwriter of Syndicate,
"Goldman, Sachs & Co."
Purchase Price, $23.75
Aggregate % of Issue Purchased by the Firm,4.44%
"Commission, Spread or Profit",0.29
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Open Text Corporation
Date of Purchase,01/12/2015
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.12%
"Commission, Spread or Profit",0.015
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"SunCoke Energy Partners, L.P. &
SunCoke Energy Partners Finance Corp. "
Date of Purchase,01/13/2015
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $102.00
Aggregate % of Issue Purchased by the Firm,4.51%
"Commission, Spread or Profit",0.015
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,HCA Inc.
Date of Purchase,01/13/2015
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.57%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Level 3 Financing Inc
Date of Purchase,01/14/2015
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,7.29%
"Commission, Spread or Profit",0.015
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Valeant Pharmaceuticals
Date of Purchase,01/15/2015
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.28%
"Commission, Spread or Profit",0.0085
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Targa Resources Partners LP
Date of Purchase,01/15/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.78%
"Commission, Spread or Profit",0.0075
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,HealthSouth Corporation
Date of Purchase,01/20/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $102.00
Aggregate % of Issue Purchased by the Firm,4.47%
"Commission, Spread or Profit",0.018
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Speedway Motorsports Inc
Date of Purchase,01/22/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,6.72%
"Commission, Spread or Profit",0.0159
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,HJ Heinz Company
Date of Purchase,01/26/2015
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.91%
"Commission, Spread or Profit",0.0075
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Micron Technology Inc
Date of Purchase,01/29/2015
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.64%
"Commission, Spread or Profit",0.007
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Altice Financing SA
Date of Purchase,01/30/2015
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.11%
"Commission, Spread or Profit",0.014
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Altice SA
Date of Purchase,01/30/2015
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.09%
"Commission, Spread or Profit",0.014
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Netflix Inc
Date of Purchase,02/02/2015
Underwriter From Whom Purchased,Morgan
Stanley and Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.30%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Netflix Inc
Date of Purchase,02/02/2015
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.38%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Family Tree Escrow LLC
Date of Purchase,02/06/2015
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,0.83%
"Commission, Spread or Profit",0.0129
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Oshkosh Corporation
Date of Purchase,02/17/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,7.18%
"Commission, Spread or Profit",0.015
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Dean Foods Company
Date of Purchase,02/20/2015
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.74%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Nielsen Finance LLC and Nielsen Finance Co.
Date of Purchase,02/20/2015
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.75
Aggregate % of Issue Purchased by the Firm,1.89%
"Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CDW LLC and CDW Finance Corporation
Date of Purchase,02/26/2015
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.60%
"Commission, Spread or Profit",0.01125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Cemex, S.A.B. de C.V. "
Date of Purchase,02/26/2015
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $99.98
Aggregate % of Issue Purchased by the Firm,1.49%
"Commission, Spread or Profit",0.004
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Sabine Pass Liquefaction, LLC "
Date of Purchase,02/26/2015
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.26%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"MarkWest Energy Partners, L.P. and
MarkWest Energy Finance Corporation"
Date of Purchase,02/26/2015
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $101.63
Aggregate % of Issue Purchased by the Firm,5.53%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Bombardier Inc
Date of Purchase,02/27/2015
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.19%
"Commission, Spread or Profit",0.0129
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Bombardier Inc
Date of Purchase,02/27/2015
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.38%
"Commission, Spread or Profit",0.0129
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,E*Trade Financial Corporation
Date of Purchase,03/02/2015
Underwriter From Whom Purchased,
Morgan Stanley and Corporation
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.91%
"Commission, Spread or Profit",0.01075
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sirius XM Radio Inc
Date of Purchase,03/03/2015
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.29%
"Commission, Spread or Profit",0.01125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Newfield Exploration Company
Date of Purchase,03/05/2014
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.83%
"Commission, Spread or Profit",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Peabody Energy Corporation
Date of Purchase,03/05/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $97.57
Aggregate % of Issue Purchased by the Firm,4.63%
"Commission, Spread or Profit",0.015
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Crestwood Midstream Partners LP and
Crestwood Midstream Finance Corp.
Date of Purchase,03/09/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,5.14%
"Commission, Spread or Profit",0.015
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Bank of America Corporation
Date of Purchase,03/12/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,5.02%
"Commission, Spread or Profit",0.015
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CenturyLink Inc
Date of Purchase,03/12/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,5.66%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,United Rentals North America
Date of Purchase,03/12/2015
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,4.80%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,United Rentals North America
Date of Purchase,03/12/2015
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.75%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Masco Corporation
Date of Purchase,03/17/2015
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,2.67%
"Commission, Spread or Profit",0.0065
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Verisign Inc
Date of Purchase,03/24/2015
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,1.38%
"Commission, Spread or Profit",0.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Ally Financial Inc
Date of Purchase,03/25/2015
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $98.89
Aggregate % of Issue Purchased by the Firm,5.64%
"Commission, Spread or Profit",0.0075
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Ally Financial Inc
Date of Purchase,03/25/2015
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $98.04
Aggregate % of Issue Purchased by the Firm,10.38%
"Commission, Spread or Profit",0.0095
Fair & Reasonable Commission (Y/N) (1),Y
,
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,UPCB Finance IV LTD
Date of Purchase,03/31/2015
Underwriter From Whom Purchased,Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate,
J.P. Morgan Securities
Purchase Price, $100.00
Aggregate % of Issue Purchased by the Firm,3.42%
"Commission, Spread or Profit",0.0075
Fair & Reasonable Commission (Y/N) (1),Y